UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 12, 2018

 SELLAS Life Sciences Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

315 Madison Avenue, 4th Floor New York, NY 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 438-4353

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Nicholas J. Sarlis, M.D., Ph.D., FACP

On June 12, 2018, the Board of Directors (the "Board") of SELLAS Life Sciences Group, Inc. (the "Company"), following approval and recommendation of the Compensation Committee of the Board (the "Compensation Committee"), approved an increase in the annual base salary for Nicholas J. Sarlis, M.D., PH.D., FACP, the Company’s Chief Medical Officer, from $345,000 to $380,000, with retroactive application to February 1, 2018. The Board, following approval and recommendation of the Compensation Committee, also approved an increase in Dr. Sarlis’s short term incentive cash compensation target from 25% to 40% of his annual base salary.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Stockholders Meeting

On April 25, 2018, the Company held its 2018 Annual Stockholders Meeting (“Annual Meeting”). There were 5,018,945 shares, or approximately 76.25% of all outstanding shares of common stock, present in person or represented by proxy. At the Annual Meeting, the stockholders voted on the following three proposals and cast their votes as described below.

1.
The Company’s stockholders re-elected the following two nominees as Class II directors to the Board of the Company to hold office until the 2021 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

NAME	FOR	WITHHELD	BROKER NON-VOTES
Fabio Lopez	3,406,006	163,623	1,449,316
David A. Scheinberg	3,399,956	169,763	1,449,316

2.	The Company’s stockholders ratified the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,882,978	122,504	13,463	0

3.	The Company’s stockholders approved the non-binding, advisory resolution on the executive compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,519,310	43,369	6,950	1,449,316

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELLAS Life Sciences Group, Inc..

Date:	June 13, 2018	By:	/s/ Angelos M. Stergiou
Angelos M. Stergiou, M.D., Sc.D. President and Chief Executive Officer